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                                                                    Exhibit 10.5


                               INSULET CORPORATION

                             STOCK OPTION AGREEMENT

      Insulet Corporation (the "Company") hereby grants the following stock option pursuant to the Insulet Corporation 2000 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of Optionee (the "Optionee"):                   [       ]

Date of this option grant:                           [       ]

Number of shares of the Company's Common
Stock subject to this option ("Option Shares"):      [       ]

Option exercise price per share:                     [$      ]

Number, if any,  of Option Shares that are
exercisable on grant date:                           [       ]

Option Shares that are not exercisable on
grant date:                                          [       ]

Vesting Start Date:                                  [DATE]

Vesting Schedule:

On thirteenth (13th) monthly anniversary of
Vesting Start Date:                                  [   ] shares

On each monthly anniversary of Vesting Start
Date thereafter:                                     an additional [  ] shares

On forty-eighth (48th) monthly anniversary of        all remaining Option Shares
Vesting Start Date:

Payment alternatives (specify any or all             Sections 6(a) (i) only
of Section 6(a)(i) though (iv):

================================================================================
                                                 Insulet Corporation

__________________________
Signature of Optionee                            By:____________________________
__________________________                       Name:  Duane DeSisto
Street Address                                   Title: President and Chief
                                                        Executive Officer

__________________________
City/State/Zip Code

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                               INSULET CORPORATION

           STOCK OPTION AGREEMENT -- INCORPORATED TERMS AND CONDITIONS

      1. Grant Under Plan. This option is granted pursuant to and is governed by the Company's 2000 Stock Option and Incentive Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

      2. Grant as Non-Qualified Stock Option. This option is a non-statutory stock option and is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

      3. Exercisability of Option; Vesting.

            (a) Exercisability. No portion of this option may be exercised until such portion shall have become exercisable. Except as set forth below, this option shall be exercisable with respect to the number of Option Shares specified on the cover page hereof on the dates indicated in accordance with the vesting schedule. The option will become exercisable to the extent vested. Once exercisable, this option shall continue to be exercisable at any time or times prior to the close of business on the date that is ten years from the date of this option grant subject to the provisions hereof and of the Plan.

            (b) Change in Control. Upon the occurrence of a Change in Control (as defined below), fifty percent (50%) of the then unexercisable portion of this option (rounded up to the next whole share) shall become exercisable. If the Optionee ceases to maintain a Business Relationship other than for Cause (as described in Section 4(a) below) within twelve (12) months following a Change in Control, one hundred percent (100%) of the then unexercisable portion of this option shall become exercisable. For the purposes of this Section 3:

            (A) A "Change in Control" shall be deemed to have occurred if: (1) the Company sells or otherwise disposes of all or substantially all of its assets; or (2) there is a merger or consolidation of the Company with any other corporation or corporations, provided that the shareholders of the Company, as a group, do not hold, immediately after such event, more than 50% of the voting power of the surviving or successor corporation as a result of their shareholdings immediately prior to such event.

            (B) "Business Relationship" means service to the Company or its successor in the capacity of a director or a consultant.

      4. Termination of Business Relationship.


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            (a) Termination Other Than for Cause. If the Optionee ceases to maintain a Business Relationship with the Company, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), any portion of this option that is not exercisable on such date shall terminate immediately and be of no further force or effect. This option may be exercised only as to any Option Shares that are Vested Shares on the date of termination of the Optionee's Business Relationship, and this option may be exercised only on or prior to the earlier of the date that is three months after the date of termination of the Optionee's Business Relationship (but not later than the scheduled expiration date) by the Optionee. This option shall not be affected by any change of a Business Relationship among the Company and its Subsidiaries so long as the Optionee continuously maintains a Business Relationship with the Company or any Subsidiary.

            (b) Termination for Cause. If the Business Relationship of the Optionee is terminated for Cause (as defined in Section 4(c)), this option may no longer be exercised and any portion of this option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect from and after the Optionee's receipt of written notice of such termination.

            (c) Definition of Cause. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company in accordance with the terms or requirements of [his or her] agreement or arrangement; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or fraud upon the Company; (iii) breach of [his or her] agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which induces any customer or supplier to breach a contract with the Company.

      5. Death; Disability.

            (a) Death. If the Optionee dies while during [his or her] Business Relationship with the Company, any portion of this option that is not exercisable on the date of the Optionee's death shall terminate immediately and be of no further force or effect. In such event, this option may be exercised to the extent exercisable on the date of the Optionee's death, by the Optionee's estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 9, and this option may be exercised only on or prior to the date which is 180 days after the date of death (but not later than the scheduled expiration date).

            (b) Disability. If the Optionee ceases to maintain a Business Relationship with the Company by reason of [his or her] disability, any portion of this option that is not exercisable on such date shall terminate immediately and be of no further force or effect. In such event, this option may be exercised to the extent exercisable on the date of termination of the Optionee's Business Relationship, and this option may be exercised



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      only on or prior to the date which is 180 days after the date of termination of the Optionee's Business Relationship (but not later than the scheduled expiration date). For purposes hereof, "disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Code.

      6. Payment of Exercise Price.

            (a) Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

            (i)   by check payable to the order of the Company; or

            (ii) if the Common Stock is then traded on a national securities exchange, delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

            (iii) subject to Section 6(b) below, if the Common Stock is then traded on a national securities exchange, by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price.

            In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange.

            (b) Limitations on Payment by Delivery of Common Stock. If Section 6(a)(iii) is applicable, and if the Optionee delivers Common Stock held by the Optionee ("Old Stock") to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.


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      7. Securities Laws Restrictions on Resale. Until registered under the
Securities Act, the Option Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Unless the Option Shares have been registered under the Securities Act, each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

      "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Option Agreement dated as of [date], a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

      8. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall, subject to Section 14, deliver a certificate or certificates representing such shares in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

      9. Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee can exercise this option.

      10. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

      11. No Obligation to Continue Business Relationship. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company to maintain a Business Relationship with the Optionee.

      12. Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

      13. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with


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the transfer of any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company may withhold from the Optionee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

      14. Restrictions on Transfer; Company's Right of First Refusal.

            (a) Exercise of Right. Option Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section
      14. If the Optionee desires to transfer all or any part of the Option Shares that have been held by the Optionee for more than six (6) months from the date of exercise (such Option Shares being referred to as "Transferable Shares") to any person other than the Company (an "Offeror"), the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Optionee's desire to transfer such Transferable Shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Transferable Shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Optionee. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

            (b) Sale of Option Shares to Offeror. The Optionee may, for 60 days after the expiration of the 15-day option period as set forth in Section 14(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Optionee shall not sell such Option Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Optionee, within 30 days of its receipt of the Option Notice, stating that the Optionee shall not sell his or her Option Shares to such Offeror; and provided, further, that prior to the sale of such Option Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 14. If any or all of such Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 14.


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            (c) Failure to Deliver Option Shares. If the Optionee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 14, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Optionee, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Optionee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Optionee shall thereafter look only to the Company for payment.

            (d) Expiration of Company's Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company set forth in this
      Section 14 shall expire on the earliest to occur of (i) the tenth anniversary of the date of this Agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) upon a Change in Control.

      15. Early Disposition. The Optionee agrees to notify the Company in writing immediately after the Optionee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this Agreement or (b) the date that is one year after the date on which the Employee acquired such Option Shares. The Optionee also agrees to provide the Company with any information concerning such transfer required by the Company for tax purposes.

      16. Lock-up Agreement. The Optionee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Option Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

      17. Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in the Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

      18. Provision of Documentation to Optionee. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

      19. Miscellaneous.


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            (a) Notices. All notices hereunder shall be in writing and shall be deemed given (i) immediately upon personal delivery; (ii) three (3) business days after sending by certified or registered mail, postage prepaid, return receipt requested; (iii) two business days after deposit with a reputable overnight delivery service; and (iv) one business day after transmission by fax (with confirmation of delivery). Notices sent to the Optionee shall be sent to the address set forth below or to the address or fax number shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

            (b) Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

            (c) Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

            (d) Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions and other provisions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board.

            (e) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

            (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 9 hereof.

            (g) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.


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